Exhibit 10.19

NII HOLDINGS, INC.

REGISTRATION RIGHTS AGREEMENT

November 12, 2002

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REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of November 12, 2002, by and among NII Holdings, Inc., a Delaware corporation (“NII”) and each of its subsidiaries and affiliates that are signatories hereto (the “NII Entities”), and the Holders (as defined below).

RECITALS

          This Agreement is made pursuant to the Joint Plan of Reorganization and Disclosure Statement, dated June 14, 2002, of NII and NII Holdings (Delaware), Inc., as approved by the United States Bankruptcy Court for the District of Delaware pursuant to the Confirmation Order entered on October 29, 2002 (as amended, the “Plan”).

          In connection with the Plan, NII and the NII Entities have agreed to register for sale, by the Holders, the shares of Common Stock and the Notes to be received by the Holders from NII and the NII Entities.

          NOW THEREFORE, in consideration of the foregoing, and to implement the terms of the Plan, the parties hereby agree as follows:

1.     Registration Rights. The Company covenants and agrees as follows:

     1.1Definitions. For purposes of this Agreement:

          “1934 Act” means the Securities Exchange Act of 1934, as amended.

          “Act” means the Securities Act of 1933, as amended.

          “Common Stock” means the Common Stock of NII, par value $0.01 per share.

          “Company” means (i) with respect to registrations of Common Stock only, NII, and (ii) with respect to all other registrations, NII and each NII Entity, jointly and not severally.

          “Effective Date” has the meaning assigned to it in the Plan.

          “Effectiveness Period” has the meaning assigned to it in Section 1.2(a).

          “Form S-1” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that does not permit inclusion or incorporation of substantial information by reference to other documents filed with the SEC.

          “Form S-2” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed with the SEC.

          “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed with the SEC.

          “Holders” means (i) the parties that are listed on Schedule A hereto and (ii) the successors and permitted assigns of the foregoing. A “Holder” is any one of the foregoing.

          “Indemnified Person” has the meaning assigned to it in Section 1.11(a).

          “Initial Shelf Registration” has the meaning assigned to it in Section 1.2(a).

          “Initiating Holder(s)” has the meaning assigned to it in Section 1.3.

          “NCI” means Nextel Communications, Inc., a Delaware corporation.

          “NII” has the meaning assigned to it in the forepart to this Agreement.

          “Notes” means the 13% Senior Secured Notes due 2009 of NII Holdings (Cayman), Ltd., a corporation organized under the laws of the Cayman Islands.

          “Other Holder” means each Holder other than NCI.

          “Plan” has the meaning assigned to it in the recitals to this Agreement.

          “Prospectus” means the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including those contained in post-effective amendments to the Registration Statement, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          “Registrable Securities” means the shares of Common Stock and the Notes at any time issued to a Holder until (i) a Registration Statement covering such securities has been declared effective by the SEC and such securities have been disposed of in accordance with such effective Registration Statement, (ii) such securities are sold in compliance with Rule 144 or (iii) such securities cease to be outstanding.

          “Registration Statement” means any registration statement of the Company filed under the Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement and Prospectus, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

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          “Rule 144” means Rule 144 under the Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC.

          “Rule 415” means Rule 415 under the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

          “SEC” means the Securities and Exchange Commission.

          “Shelf Registration” has the meaning assigned to it in Section 1.2(c).

          “Short Form Registration” has the meaning assigned to it in Section 1.2(b).

          “Violation” has the meaning assigned to it in Section 1.9(a).

     1.2 Shelf Registration.

          (a) Initial Shelf Registration. The Company shall carefully prepare and file with the SEC, as soon as practicable following the Effective Date (but no later than 60 days from the Effective Date), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities then outstanding (the “Initial Shelf Registration”). The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by the Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Securities to be included in any Shelf Registration. The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Act as soon as practical after the Effective Date and to keep the Initial Shelf Registration continuously effective under the Act until the fifth anniversary of the Effective Date (the “Effectiveness Period”), or such shorter period ending on the earlier of the date on which (i) all Registrable Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration, (ii) a Short Form Registration covering all of the Registrable Securities has been declared effective under the Act or (iii) all Registrable Securities may be immediately sold pursuant to Rule 144(k), provided that the Company has obtained an opinion to such effect from counsel reasonably acceptable to such Holder.

          (b) Short Form Registration. If, during the Effectiveness Period, the Company becomes eligible to utilize SEC Form S-2 or Form S-3 for offers and sales by Holders of Registrable Securities, then the Company may, in its discretion, terminate the Initial Shelf Registration at any time after a Registration Statement on Form S-2 or Form S-3 pursuant to Rule 415 covering all of the Registrable Securities required to have been included in the Initial Shelf Registration (a “Short Form Registration”) shall have been filed with and declared effective by the SEC.

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          (c) Effectiveness of Shelf Registrations. Subject to Section 1.7, if the Initial Shelf Registration or any Short Form Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), including as a result an order suspending effectiveness thereof, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof. As used herein, the term “Shelf Registration” means the Initial Shelf Registration (as it may be amended from time to time in accordance with this Agreement) and any Short Form Registration (as it may be amended from time to time in accordance with this Agreement).

          (d) Supplements and Amendments. Subject to Section 1.7, the Company shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Act, or if requested by the holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities.

     1.3 Demand Registrations.

          (a) Subject to the conditions of this Section 1.3 and Section 1.7, if the Company shall receive at any time after the twelve-month anniversary of the Effective Date a written request from either NCI or Other Holders holding more than 30% of the Registrable Securities then held by all Other Holders (the “Initiating Holder(s)”) that the Company file a Registration Statement under the Act on the appropriate form covering the sale of all or any portion of the Registrable Securities held by NCI or such Initiating Holder(s) by means of an underwriting, then the Company shall:

               (i) within ten days of the receipt thereof, give written notice of the proposed registration to all other Holders of Registrable Securities, and

               (ii) subject to the limitations of this Section 1.3, use its best efforts to effect, as soon as practicable, such registration and all qualifications or compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of NCI’s or such Initiating Holder(s)’s Registrable Securities as specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within twenty days after receipt of such written notice from the Company;

provided, however, that NCI shall only be permitted to request one registration pursuant to this Section 1.3(a) and the Other Holders, taken as a group, shall only be permitted to request one registration pursuant to this Section 1.3(a).

          (b) All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by NCI or the Initiating Holder(s) (which underwriter or underwriters shall be reasonably acceptable to the Board of Directors of the

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Company and the other Holders proposing to include their Registrable Securities in such underwriting). Notwithstanding any other provision of this Section 1.3, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten, then the Company shall so advise all Holders of Registrable Securities that have elected to participate in the offering, and the number of Registrable Securities that may be included in the underwriting shall be allocated to the Holders of the Registrable Securities on a pro rata basis based on the number of Registrable Securities requested to be included by each such Holder who has elected to participate (including NCI and/or the Initiating Holder(s)), provided, however, that so that such allocations shall not operate to reduce the aggregate number of Registrable Securities to be included in such registration, if any Holder who has elected to participate in the offering does not request inclusion of the maximum number of shares of Registrable Securities allocated to such Holder pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those participating Holders whose pro rata allocations have not satisfied their requests to participate in the offering, with such re-allocation based on the number of Registrable Securities that are held by such Holders, and this procedure shall be repeated until all of the Registrable Securities that may be included in the registration on behalf of the Holders have been so allocated. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          (c) The Company shall not be obligated to effect any such registration pursuant to this Section 1.3:

               (i) after the Company has effected an aggregate of two (2) registrations pursuant to this Section 1.3, and such registrations have been declared or ordered effective, and have remained effective for at least the period of time provided in Section 1.6(a) hereof, provided that no stop order shall have been issued with respect thereto; or

               (ii) if the Company shall have furnished to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of Directors of NII stating that NII intends within ninety (90) days to register any of its capital stock or other securities under the Act in connection with a public offering of such securities for cash (excluding a registration relating solely to the sale of securities to participants in a Company compensatory stock plan), provided that the Company may not exercise its rights under this clause (ii) more than once in any twelve-month period.

     1.4 Company Registrations.

          (a) Piggyback Rights. If (but without any obligation to do so) at any time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its capital stock or other securities under the Act in connection with the public offering of such securities (excluding a registration relating solely to the sale of securities to participants in a Company compensatory stock plan or a registration statement relating to a corporate reorganization or other transaction under Rule 145 of the Act), the Company shall, at such time, give each Holder written notice of such registration at least thirty (30) days prior to filing any Registration Statement under the Act. Upon the written request of each Holder given within twenty (20) days of such notice by the Company, the Company shall, subject to the provisions of Sections 1.4(b) and 1.4(c), use all reasonable efforts

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to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.4 prior to the effectiveness of such Registration Statement whether or not any Holder has elected to include securities in such registration.

          (c) Underwriting Requirements. In connection with any offering involving an underwriting, the Company shall not be required under this Section 1.4 to include any securities of a Holder in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be allocated first, to the Company, second, pro rata among the selling Holders according to the total amount of securities entitled to be included therein by each selling Holder or in such other proportions as shall mutually be agreed by such selling Holders and third, pro rata among the other selling security holders of the Company, if any, according to the total amount of securities entitled to be included therein owned by each such selling security holder).

      1.5 Form S-3 Registration. (a) Subject to the conditions of this Section 1.5 and Section 1.7, if the Company shall receive from NCI or the Initiating Holder(s) a written request that the Company effect a registration under the Act and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

               (i) within ten (10) days give written notice of the proposed registration, and any related qualification or compliance, to all Holders of Registrable Securities; and

               (ii) use its reasonable best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of NCI’s or such Initiating Holder(s)’s Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 1.5:

                    (A) at any time during the Effectiveness Period;

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                    (B) if Form S-3 is not available for such offering by the Holders (other than due to the Company’s failure to timely file any report required to be filed under the 1934 Act in which case the Company will be required to effect (at its expense) the registration contemplated by this Section by using a Form S-1 or other appropriate form); or

                    (C) if the Company has, within the six (6) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.5, or if the Company has, within the twelve month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.5.

          (b) Subject to the foregoing, the Company shall file a Form S-3 covering the Registrable Securities so requested to be registered pursuant to this Section as soon as practicable (but no later than 30 days) after receipt of the request of the Holders.

     1.6 Obligations of the Company. Subject to Section 1.7, Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) prepare and file with the SEC a Registration Statement on an appropriate form under the Act, which form (i) shall be selected by the Company and (ii) shall be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form, and, in the case of a registration other than a Shelf Registration, keep such Registration Statement effective until the earlier of 180 days or the completion of the distribution contemplated in the Registration Statement;

          (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective until the Registrable Securities have been sold and cause each Prospectus to be supplemented by any required prospectus supplement and cause any supplement to be filed pursuant to Rule 424 under the Act;

          (c) furnish to the Holders such numbers of copies of a Prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (d) use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business where it would not otherwise be required to qualify or to file a general consent to service of process in any such states or jurisdictions;

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          (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, include in the Prospectus such information as the managing underwriter may reasonably request (even if such information could be incorporated by reference) and take such other actions as are customary in connection with underwritten offerings;

          (f) promptly notify each Holder of Registrable Securities, counsel for the Holders and, if requested by any such Holder or counsel, confirm such advice in writing (i) when the Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to the Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, or of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and in any such case, the Company shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement and provide immediate notice to each Holder of the withdrawal of any such order;

          (g) furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto);

          (h) upon the occurrence of any event that makes any statement made in the Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall immediately notify each Holder and use its reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (i) make available all financial and other records, pertinent corporate documents and properties of the Company for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, in each case subject to the requirement that recipients execute appropriate confidentiality agreements; and

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          (j) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (k) use its reasonable best efforts to cause the Registrable Securities to be listed on (i) any securities exchange on which the Registrable Securities are then qualified or listed, (ii) if not so qualified or listed on a securities exchange, the Nasdaq National Market or (iii) if not so qualified or listed on a securities exchange and not so eligible for listing on the Nasdaq National Market, on any other Nasdaq Market.

     1.7 Blackouts. Notwithstanding any provision of this Agreement, the Company shall not be required to prepare or file any Registration Statement, any amendment or post-effective amendment thereto or Prospectus supplement or to supplement or amend a Registration Statement or otherwise facilitate the resale of Registrable Securities, if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of Directors of NII stating that in the good faith judgment of the Board of Directors of NII, it would have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets, sale of assets or any merger, consolidation, tender offer or other significant transaction, provided the Company shall have the right to defer the filing of a Registration Statement and/or compliance with Section 1.6 with respect to a Registration Statement on up to two occasions in any twelve-month period for a period of not more than one hundred five (105) days in the aggregate in any twelve-month period after furnishing such certificate; provided, however, that following any such deferral or permitted non-compliance period, the Company shall notify each Holder of the termination of such deferral or permitted non-compliance period and use its best efforts to comply with the provisions of this Agreement; and provided, further, that in the case of a Shelf Registration, the Effectiveness Period shall be extended for the number of days such Shelf Registration ceased to be effective, and in all other cases, the period of effectiveness contemplated by Section 1.6 shall be extended for the number of days such Registration Statement ceased to be effective. Each Holder participating or requesting to participate in any registration subject of such deferral or permitted non-compliance agrees that, upon receipt of a notice from NII pursuant to this Section 1.7 regarding an effective Registration Statement, such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until the earlier of (x) the expiration of such deferral or permitted non-compliance period in accordance with the terms hereof and (y) the termination of such deferral or permitted non-compliance period by notice from NII to the Holders delivered pursuant to this Section 1.7.

     1.8 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

     1.9 Expenses of Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2 through 1.5, including, without limitation, all registration, filing and qualification fees, printing expenses, escrow fees and accounting fees, fees and disbursements of counsel for

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the Company, the reasonable fees and disbursements of one counsel for the selling Holders, Blue Sky fees and expenses, fees and disbursements of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and, in connection with any underwritten offering, “cold comfort” letters required by or incident to such performance), fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the qualification for trading of the securities to be registered in each inter-dealer quotation system in which securities of the same class are then traded, and fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with such registration, shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration begun pursuant to Section 1.3 if the registration request is subsequently withdrawn at the request of NCI or the Initiating Holder(s) who initiated the request (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), unless, in the case of a registration requested under Section 1.3, NCI or the Initiating Holder(s), as the case may be, agree to forfeit its right to request one registration pursuant to Section 1.3, provided, however, that if at the time of such withdrawal, NCI or the Initiating Holder(s), as the case may be, have learned of a material adverse change in the condition, business, or prospects of the Company from that known to NCI or the Initiating Holder(s) at the time of their request and has withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.3.

     1.10 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.11 Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Section 1:

          (a) The Company will indemnify and hold harmless each Holder, the partners or officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act (each an “Indemnified Person”), against any losses, claims, damages or liabilities (joint or several) or expenses to which they may become subject under the Act, the 1934 Act or any state securities laws, or other federal or state law insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) or expenses arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any federal or state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any federal or state securities laws or other federal or state laws; and the Company will reimburse each Indemnified Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with

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investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section l.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed) except as set forth in the next sentence, nor shall the Company be liable in any such case to an Indemnified Person for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Indemnified Person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary Prospectus shall not inure to the benefit of any Indemnified Person, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. No indemnifying party shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding; provided that such unconditional release may be subject to a parallel release of a claimant or plaintiff by such Indemnified Person from all liability in respect of claims or counterclaims asserted by such Indemnified Person, and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Person.

          (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) or expenses to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any federal or state securities laws or any other federal or state laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) or expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section l.11(b), for any legal or other expenses reasonably incurred by such person, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section l.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed), provided that in no event shall any indemnity under this Section l.11(b) exceed the net proceeds from the offering received by such Holder in the registered offering out of which such Violation arises.

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          (c) Promptly after receipt by an indemnified party under this Section 1.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel to be determined by the Holders in the case of indemnification under Section 1.11(a) and by the Company in the case of indemnification under Section 1.11(b); provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

          (d) If the indemnification provided for in this Section 1.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided, however, that in no event shall any contribution under this Section 1.11(d) by any Holder exceed the net proceeds from the offering received by such Holder in the registered offering out of which such Violation arises. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) The obligations of the Company and Holders under this Section 1.11 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 1, and otherwise.

     1.12 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the Initial Shelf Registration;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

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          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

     1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is (A) a subsidiary, parent, affiliate, partner, member or beneficiary of such Holder; (B) a spouse, child, parent or beneficiary of the estate of such Holder or a trust for the benefit of such persons, or (C) controlling, controlled by or under common control with a Holder, or (ii) (A) shall have been transferred all of the Registrable Securities held by such transferring Holder or (B) shall have been transferred Registrable Securities constituting not less than 5% of the outstanding Common Stock of the Company, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.14 below.

     1.14 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the date which is one year following the Effectiveness Period.

     1.15 NCI Distribution. In the event that NCI notifies NII that it intends to distribute NII Common Stock to NCI’s stockholders, NII agrees that it will take any action reasonably requested by NCI to facilitate such distribution, including, without limitation, the filing and/or dissemination of a registration statement or information statement or similar filings and disclosures under the Act and the 1934 Act.

2.      Miscellaneous.

     2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

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     2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     2.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties. Any notice to be delivered to the NII Entities shall be considered properly delivered if delivered to NII in accordance with this Section 2.5.

     2.6 Entire Agreement: Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, NCI and Other Holders holding not less than 51% of the Registrable Securities held by all Other Holders, provided, however, that no amendment or waiver may have a disproportionately adverse effect on any Holder of Registrable Securities in relation to the other Holders of Registrable Securities without consent of such disproportionately affected Holder.

     2.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     2.8 Specific Performance. The Company recognizes that the rights of the Holders under this Agreement are unique and, accordingly, the Holders shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. This Agreement is not intended to limit or abridge any rights of the Holders that may exist apart from this Agreement.

     2.9 Waivers and Further Agreements. Any waiver of any term or condition of this Agreement or of any breach of any such term or condition shall not operate as a waiver of any other term or condition or breach thereof, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof; provided, however, that no such waiver shall be construed to effect a continuing waiver of the provision being waived

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and no such waiver shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed to require full compliance with such provision in all other instances or for all other purposes, unless such waiver by its own terms explicitly provides to the contrary. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as the other parties may reasonably require in order to effectuate the terms and purposes of this Agreement.

     2.10 Intended Beneficiaries. This Agreement is expressly intended to benefit all Holders, whether or not they are parties hereto.

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

NII
NII HOLDINGS, INC.
NII HOLDINGS (CAYMAN), LTD.
NEXTEL INTERNATIONAL (SERVICES) LTD.
NEXTEL INTERNATIONAL INVESTMENT COMPANY
MCCAW INTERNATIONAL (BRAZIL) LTD.
AIRFONE HOLDINGS, INC.
NEXTEL INTERNATIONAL (MEXICO) LTD.
NEXTEL INTERNATIONAL (PERU) LLC
NEXTEL INTERNATIONAL (INDONESIA) LLC
NEXTEL INTERNATIONAL (URUGUAY), INC.

By: /s/ Robert J. Gilker
Name: Robert J. Gilker
Title: Vice President

NEXTEL DEL PERU, S.A.
TRANSNET DEL PERU, S.R.L.
COMUNICACIONES NEXTEL DE MEXICO, S.A. DE C.V.
SISTEMAS DE COMUNICACIONES TRONCALES, S.A. DE C.V.
RADIOPHONE, S.A. DE C.V.
PRESTADORA DE SERVICIOS DE RADIOCOMUNICACION, S.A. DE C.V.
FONOTRANSPORTES NACIONALES S.A. DE C.V.
SERVICIOS PROTEL, S.A. DE C.V.
NEXTEL DE MEXICO, S.A. DE C.V.
TELETRANSPORTES INTEGRALES S.A. DE C.V.
SERVICIOS DE RADIOCOMUNICACION MOVIL DE MEXICO, S.A. DE C.V.
MULIFON, S.A. DE C.V.

By: /s/ Robert J. Gilker
Name: Robert J. Gilker
Title: Authorized Signatory

NII ENTITIES:

NEXTEL S.A.
NEXTEL TELECOMUNICACOES
PROMOBILE TELECOMUNICACOES LTDA.
TELEMOBILE TELECOMUNICACOES LTDA.
MASTER-TEC TELECOMUNICACOES
   INDUSTRIA E. COMERCIO DE PRODUTOS
   ELECTRONICOS LTDA.
TELECOMUNICAOES BRASTEL LTDA.

By: /s/ Robert J. Gilker
Name: Robert J. Gilker
Title: Authorized Signatory

By: /s/ Mercedes M. Barreras
Name: Mercedes M. Barreras
Title: Authorized Signatory

HOLDERS:

NEXTEL COMMUNICATIONS, INC.

By: /s/ Leonard J. Kennedy Name: Leonard J. Kennedy Title: Senior Vice President and General Counsel

THOSE CERTAIN FUNDS AND ACCOUNTS SET FORTH ON SCHEDULE A UNDER THE HEADING “MACKAY ENTITIES”

By: MacKay Shields LLC By: /s/ Donald E. Morgan III Name: Donald E. Morgan III Title: Senior Managing Director

THE CAMBRIDGE CONTRIBUTORY RETIREMENT – HIGH YIELD

By: /s/ B. Daniel Evans Name: B. Daniel Evans Title: Authorized Signatory

EMPLOYEES RETIREMENT SYSTEM CITY OF FORT WORTH

By: /s/ B. Daniel Evans Name: B. Daniel Evans Title: Authorized Signatory

PENNSYLVANIA PUBLIC SCHOOLS EMPLOYEES’ RETIREMENT SYSTEM

By: /s/ B. Daniel Evans Name: B. Daniel Evans Title: Authorized Signatory

SCOTTISH WIDOWS’ FUND AND LIFE ASSURANCE SOCIETY

By: /s/ B. Daniel Evans Name: B. Daniel Evans Title: Authorized Signatory

STICHTING BEDRIJFSPENSIOENFONDS VOOR DE METAAL EN TECHNISCHE BEDRIJFSTAKKEN

By: /s/ B. Daniel Evans Name: B. Daniel Evans Title: Authorized Signatory

MERRILL LYNCH SERIES FUND, INC. –
   HIGH YIELD PORTFOLIO
MERRILL LYNCH WORLD INCOME
   FUND, INC.
MERRILL LYNCH VARIABLE SERIES
   FUNDS, INC.- HIGH CURRENT INCOME
   V.I. FUND
MERRILL LYNCH BOND FUND, INC. –
   HIGH INCOME PORTFOLIO
MASTER U.S. HIGH YIELD TRUST
CORPORATE HIGH YIELD FUND, INC.
CORPORATE HIGH YIELD FUND II, INC.
CORPORATE HIGH YIELD FUND III, INC.
CORPORATE HIGH YIELD FUND IV, INC.
CORPORATE HIGH YIELD FUND V, INC.
MERRILL LYNCH INTERNATIONAL
   INVESTMENT FUND — U.S. HIGH YIELD
BOND

By: /s/ B. Daniel Evans Name: B. Daniel Evans Title: Authorized Signatory

Schedule A

Schedule of Holders

Merrill Lynch Series Fund, Inc. – High Yield Portfolio
Merrill Lynch World Income Fund, Inc.
Merrill Lynch Variable Series Funds, Inc.
-High Current Income V.I. Fund
Merrill Lynch Bond Fund, Inc. – High Income Portfolio
Master U.S. High Yield Trust
Corporate High Yield Fund, Inc.
Corporate High Yield Fund II, Inc.
Corporate High Yield Fund III, Inc.
Corporate High Yield Fund IV, Inc.
Corporate High Yield Fund V, Inc.
Merrill Lynch International Investment Fund
-U.S. High Yield Bond

Nextel Communications, Inc.

The Cambridge Contributory Retirement – High Yield

Employees Retirement System City of Fort Worth

Pennsylvania Public Schools Employees’ Retirement System

Scottish Widows’ Fund and Life Assurance Society

Stichting Bedrijfspensioenfonds Voor De Metaal En Technische Bedrijfstakken

“MacKay Entities"
401K Savings Plan of The Chase Manhattan Bank High Yield Bond Fund
Arkansas Public Employees Retirement High Yield
Anschutz Foundation
Board of Fire and Police Commissioners of the City of Los Angeles
Briggs & Stratton Corporation Retirement Plan – Mackay Shields
Carnegie Mellon High Yield
Chubb Federal Insurance Company High Yield
EA/Cayman Unit Trust—EA /Mackay High Yield Cayman Unit Trust
Fairfax County Employees’ Retirement System
Fondation Lucie
Hong Kong Hospital Authority High Yield
Illinois Municipal Retirement Fund High Yield
Mackay Shields Cayman Trust High Yield
Mackay Shields Long/Short Fund, LP
Mackay Shields Statutory Trust

Mainstay Funds, Inc., on behalf of its High Yield Corporate Bond Fund Series
Mainstay Funds, Inc., on behalf of its Strategic Income Fund
Mainstay Funds, Inc., on behalf of its Strategic Value Fund
Mainstay VP Series Fund, Inc., on behalf of its High Yield Corporate Bond Portfolio
MLG-NYL US High Yield Fund
Nations Annuity Fund
Nations Master Investment Trust
New York Life Insurance Company – Separate Account #38 – Core Bond Plus
Nisource Corp. Services Company
NY District Council of Carpenters Pension Fund
Ohio Police & Fire Pension Fund High Yield
Oshkosh Truck Corp High Yield
Police Officers Pension System of the City of Houston
Policemen’s and Firefighters’ Retirement Fund of Lexington-Fayette Urban County Government
Riyad Bank HYB
San Antonio Fireman & Police Pension Fund
Stichting Philips Pensioenfonds
Teachers’ Retirement System of Louisiana
The 1199 Health Care Employees Pension Fund
The City of Memphis Retirement System
The Pension Plan of Constellation Energy Group Inc. High Yield
Tennessee Valley Authority
Vulcan Materials High Yield